UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2004

Date of Filing: May 25, 2004

SOLECTRON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11098	94-2447045

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

847 Gibraltar Drive, Milpitas, California		95035

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(408) 957-8500

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5: Other Events.
ITEM 7: Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

ITEM 5: Other Events.

     On May 7, 2004, Solectron Corporation (the “Company”) filed a Prospectus Supplement, dated May 6, 2004, to and with the Prospectus dated August 29, 2001, included as part of the Registration Statement on Form S-3 of the Company (Registration No. 333-64454-01), which Prospectus Supplement and Prospectus relate to the offering of 17,109,948 shares of the Company’s common stock. A copy of the Prospectus Supplement is included as Exhibit 99.1 to this report and is incorporated herein by reference in its entirety.

     In connection with its offer to exchange up to a maximum of 41,800,000 of its outstanding 7.25% Adjustable Conversion-Rate Equity Security Units (the “Equity Security Units”), issued in December 2001, for shares of its common stock and cash, the Company filed a Tender Offer Statement on Schedule TO (“Schedule TO”) on April 8, 2004 and amendments to the Schedule TO on April 13, 2004, April 26, 2004, May 6, 2004 and May 12, 2004. The offer to exchange was made upon the terms and subject to the conditions set forth in the Confidential Offering Memorandum, dated April 8, 2004 (the “Offering Memorandum”), and the related Letter of Transmittal, copies of which are attached as Exhibits (a)(1)(A) and (a)(1)(B) to the Schedule TO, respectively (which, together with any supplements or amendments thereto, constituted the “Early Settlement Offer”). For each Equity Security Unit, the Company agreed to deliver (1) 2.5484 shares of Common Stock and (2) cash in the amount of $1.97, all as further described in the Offering Memorandum.

     The Early Settlement Offer expired at 12:00 midnight, New York City time, on Wednesday, May 5, 2004 and 41,429,202 of the outstanding equity security units, or approximately 94% of the total units outstanding, were validly tendered and not withdrawn in the Early Settlement Offer. In accordance with the terms of the Early Settlement Offer, the Company accepted for exchange all of the validly tendered equity security units at a purchase price per unit of 2.5484 shares of its common stock and cash in the amount of $1.97. On May 12, 2004, the Company issued a press release announcing the final results of the Early Settlement Offer. A copy of this press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

     On May 21, 2004, the Company issued a press release announcing that it repurchased approximately $950 million of its zero-coupon senior convertible notes due in November 2020. With this action, combined with other steps taken earlier in May 2004, the Company reduced its debt, which was approximately $3.3 billion at February 28, 2004, by approximately $2 billion.

     Note holders had the right to require the company to repurchase all or a portion of the notes they had as of May 20, 2004. Under the terms of the notes, the Company notified note holders of its intention to satisfy its repurchase obligations solely with cash.

     The accreted value of the notes outstanding as of February 28, 2004 was approximately $946 million.

     A copy of the press release regarding the note repurchase is filed as Exhibit 99.3 to this report and is incorporated herein by reference.

ITEM 7: Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Exhibit Description
99.1	Prospectus Supplement, dated May 6, 2004, to and with the Prospectus dated August 29, 2001, included as part of the Registration Statement on Form S-3 of Solectron Corporation.

99.2	Press Release issued by Solectron Corporation regarding final results of the early settlement offer, dated May 12, 2004.

99.3	Press Release issued by Solectron Corporation regarding its repurchase of approximately $950 million of its zero-coupon senior convertible notes due in November 2020, dated May 21, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 24, 2004	Solectron Corporation

/s/ Kiran Patel

Kiran Patel Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Prospectus Supplement, dated May 6, 2004, to and with the Prospectus dated August 29, 2001, included as part of the Registration Statement on Form S-3 of Solectron Corporation.

99.2	Press Release issued by Solectron Corporation regarding final results of the early settlement offer, dated May 12, 2004.

99.3	Press Release issued by Solectron Corporation regarding its repurchase of approximately $950 million of its zero-coupon senior convertible notes due in November 2020, dated May 21, 2004.